[Company Logo]	CSFB 2002-AR17 PRELIMINARY COMPUTATIONAL MATERIALS	April 24, 2002 (212) 538-3831

SEASONED HYBRID ARM NEW ISSUE

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

CSFB Mortgage-Backed Pass-Through Certificates,

Series 2002-AR17

$384,264,292
(Approximate)

Expected Investor Settlement Date: April 30, 2002

Washington Mutual Bank, FA
Seller and Servicer

Credit Suisse First Boston Mortgage Securities Corp.
Depositor

Bank One, National Association
Trustee

Credit Suisse First Boston Corporation
Underwriter

Credit Suisse First Boston

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,
AND OTHER INFORMATION

The information contained in the attached materials is referred to as the "Information".

The Information has been provided by Credit Suisse First Boston Corporation. Neither the Issuer of the Certificates, the Depositor, nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information addresses only certain aspects of the applicable Certificates’ characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the Certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the Certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Certificates discussed in this communication has not been filed with the Securities and Exchange Commission.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the Certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Certificates discussed in this communication for definitive Information on any matter discussed in this communication.

Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Corporation trading desk at (212) 538-3831.

I.            TRANSACTION SUMMARY – OFFERED CERTIFICATES

               SUBJECT TO A VARIANCE OF +/-10%

Class	Type	Expected Rating(2)	Certificate Size(2)	Initial Coupon	Appx. Price	Payment Window(3)	WAL (years)(3)	Spread Guidance	CPR

1-A-1	Group 1 Senior (9)	AAA/Aaa	$68,810,000	Fixed(6)	[100-28]	5/02-7/03(4)	0.90(4)	55-60	40%

1-X	Group 1 Senior I0	AAA/Aaa	Notional (10)	Variable(12)	TBA	N/A	N/A	TBA	TBA

2-A-1	Group 2 Senior(9)	AAA/Aaa	304,502,000	WAC(7)	[101-00]	5/02-6/04(4)	1.27(4)	130-135	40%

2-X	Group 2 Senior IO	AAA/Aaa	Notional(11)	Variable(13)	TBA	N/A	N/A	TBA	TBA

2-R	REMIC Residual	AAA/NR	50	Fixed(7)	N/A	N/A	N/A	N/A	N/A

C-B-1	Crossed Subordinate	AAA/Aa3	5,380,000	WAC(8)	[101-20]	5/02-5/30(5)	3.89(5)	250-260	40%

C-B-2	Crossed Subordinate	A/A3	2,498,000	WAC(8)	[100-21]	5/02-5/30(5)	3.89(5)	280-290	40%

C-B-3	Crossed Subordinate	BBB/Baa3	1,152,000	WAC(8)	[97-14]	5/02-5/30(5)	3.89(5)	380-390	40%

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

(1)	The Certificate Sizes (or notional sizes) are approximate and subject to final collateral and rating agency approval.
(2)	The Offered Certificates are expected to be rated by Standard and Poor’s Ratings Services and Moody’s Investors Service as indicated above.
(3)	Weighted Average Life (“WAL”) and Payment Window are calculated based upon a pricing prepayment speed of 40% CPR.
(4)

WAL and Payment Window information for the Group 1 and Group 2 Certificates are shown to the Group 1 Auction Distribution Date and to the weighted average loan group 2 mortgage loan reset date, respectively.

(5)	WAL and Payment Window information for the Group C-B Certificates are shown to maturity.
(6)

For every Distribution date on or prior to the Group 1 Auction Distribution Date, the Group 1 Certificates will have an interest rate equal to the lesser of (a) [4.45]% and (b) the Net WAC of the loan group 1 mortgage loans.

(7)

For every Distribution date on or prior to the April 2004 Distribution Date, the Class 2-A-1 Certificates will have an interest rate equal to the Net WAC of the loan group 2 mortgage loans minus [1.16]%. After the April 2004 Distribution Date, the Class 2-A-1 Certificates will have an interest rate equal to the Net WAC of the loan group 2 mortgage loans minus [0.16]%.

(8)

For every Distribution date, the Group C-B Certificates will have an interest rate equal to the weighted average Net WAC of the mortgage loans in each loan group weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group, the class principal balance of the related classes of Senior Certificates. The Group C-B Certificate interest rate with respect to the first Distribution Date is expected to be approximately 6.5445%.

(9)	Only the Group 1 Certificates are each subject to a Mandatory Auction Call (as described herein) on the Group 1 Auction Distribution Date (as described herein).
(10)	The Class 1-X Certificate notional balance will equal the aggregate Group 1 Certificate class principal balance.
(11)	The Class 2-X Certificate notional balance will equal the aggregate Group 2 Certificate class principal balance plus the Class 2-R Certificate principal balance.
(12)

For every Distribution Date until the Group 1 Auction Distribution Date (as described herein), the Class 1-X Certificates will have an interest rate equal to the excess of the Net WAC of the loan group 1 mortgage loans over the Class 1-A-1 Certificate interest rate. After the Group 1 Auction Distribution Date, the Class 1-X Certificates will not receive any payments. The Class 1-X Certificate interest rate with respect to the first Distribution Date is expected to be approximately [1.88]%.

(13)

For every Distribution Date on or prior to the April 2004 Distribution Date, the Class 2-X Certificates will have an interest rate equal to [1.16]%. After the April 2004 Distribution Date, the Class 2-X Certificates will have an interest rate equal to [0.16]%.

I.            TRANSACTION SUMMARY – OFFERED CERTIFICATES

Class	Type	Expected Rating(2)	Certificate Size(1)	Initial Coupon	Price	PAYMENT WINDOW(3)	WAL (years)(3)	Spread Guidance	Bench -mark	CPR

C-B-5	Crossed Subordinate	BB/NR	$1,153,000	WAC	N/A	[5/02- ](4)	[ ](4)	N/A	[ ]	40%

C-B-5	Crossed Subordinate	B/NR	384,000	WAC	N/A	[5/02- ](4)	[ ](4)	N/A	[ ]	40%

C-B-6	Crossed Subordinate	NR/NR	385,242	WAC	N/A	[5/02- ](4)	[ ](4)	N/A	[ ]	40%

The analyses, calculations, and valuations herein are based oncertain assumptions and data provided by third parties, which may vary from the actual characteristics of the pool. CreditSuisse First Boston Corporation makes no representation thatsuch analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

(1)	The Certificate Sizes are approximate and subject to final collateral and rating agency approval.
(2)	The Non-offered Certificates are expected to be rated by Standard and Poor’s Ratings Services only.
(3)	Weighted Average Life (“WAL”) and Payment Window are calculated based upon a pricing prepayment speed of 40% CPR
(4)	WAL and Payment Window information for the Group C-B Certificates are shown to maturity.

II.     COLLATERAL SUMMARY
        (AS OF THE CUT-OFF DATE)

Loan group 1 collateral details

WAC WA Net WAC WA Gross Margin WA Net Margin Index (93.4% of Grp) WA Months to Reset (Range) WAM	6.991% 6.491% 2.881% 2.381% 1 Year MTA 15 (9-20) 318	Average Loan Balance Maximum Loan Balance California Concentration WA Current LTV WA Current Credit Score Full Doc Single Family Property Type	$352,385 $1,445,085 100% 67.52% 734 56.53% 87.27%

Loan group 2 collateral details

WAC WA Net WAC WA Gross Margin WA Net Margin Index (99.6% of Grp) WA Months to Reset (Range) WAM	7.057% 6.557% 2.910% 2.410% 1 Year MTA 26 (19-31) 332	Average Loan Balance Maximum Loan Balance California Concentration WA Current LTV WA Current Credit Score Full Doc Single Family Property Type	$388,877 $2,203,836 100% 68.92% 721 30.41% 86.83%

MORTGAGE POOL collateral details

WAC WA Net WAC WA Gross Margin WA Net Margin Index (98.5% of Pool) WA Months to Reset (Range) WAM	7.044% 6.544% 2.904% 2.404% 1 Year MTA 24 (9-31) 329	Average Loan Balance Maximum Loan Balance California Concentration WA Current LTV WA Current Credit Score Full Doc Single Family Property Type	$381,593 $2,203,836 100% 68.66% 724 35.22% 86.91%

Note: “Current LTV” reflects either loan amortization or loan amortization and updated appraised values of the related mortgaged property. “Current Credit Score” as of April 2002.

III.      [MANDATORY AUCTION CALL]

[Guaranteed Final Maturity (Group 1):]

[During the five business days prior to the distribution date in [July 2003], Bank One, National Association, in its capacity as “Auction Administrator” will auction the Group 1 Certificates to third party investors.

On the distribution date in [July 2003], (the “Group 1 Auction Distribution Date”) these Group 1 Certificates will be transferred to third-party investors, in return for a distribution of the outstanding principal balance of those certificates (to the extent received from the applicable third party investors and the [Swap Counterparty] (as defined below).

The Auction Administrator will enter into a [swap agreement] pursuant to which [CSFB entity rated no less than AA-], as the [“Swap Counterparty”], will agree to pay the excess, if any, of the outstanding principal balance of the Group 1 Certificates, after application of all principal distributions and realized losses on the distribution date in [July 2003], over the amount received in the auction. In the event that all or a portion of the Group 1 Certificates is not sold in the auction, the auction price for such certificates will be deemed to be zero and the [Swap Counterparty] will pay the Auction Administrator the entire outstanding principal balance of the unsold certificates, after application of all principal distributions and realized losses on the distribution date in [July 2003].

In the event that the amount received in the auction is greater than the principal balance of the Group 1 Certificates, that excess will not be paid to the certificate holders.]

IV.      CREDIT ENHANCEMENT

Subordination:

The Group 1 and Group 2 Certificates will receive distributions of interest and principal before the Group C-B Certificates are entitled to receive distributions of interest or principal. The Group C-B Certificates in reverse numerical order will absorb most losses on loan group 1 and loan group 2 mortgage loans prior to the Group 1 and Group 2 Certificates.

It is anticipated that the subordination of the Group C-B Certificates which provides credit enhancement for the Senior Certificates will initially equal 2.85%.

It is anticipated that the subordination which provides credit enhancement for the Class C-B-1 Certificates will initially equal 1.45%.

It is anticipated that the subordination which provides credit enhancement for the Class C-B-2 Certificates will initially equal 0.80%.

It is anticipated that the subordination which provides credit enhancement for the Class C-B-3 Certificates will initially equal 0.50%.

NOTE: The Group C-B Certificates represent interests in both the loan group 1 and loan group 2 mortgage loans; consequently, the Group C-B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the mortgage loans in either of these groups.

Shifting of Interests:

The Group 1 and Group 2 Certificates will receive 100% of principal prepayments received on the mortgage loans in the related loan group until the seventh anniversary of the first distribution date. During the next four years, these Group 1 and Group 2 Certificates will generally receive a disproportionately large, but decreasing, share of principal prepayments. This will result in a quicker return of principal to these senior certificates and increases the likelihood that holders of the Group 1 and Group 2 Certificates will be paid the full amount of principal to which they are entitled.

If the subordinate percentage on or after the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain rating agency collateral performance requirements are satisfied), then the Group C-B Certificates will receive their pro rata share of principal prepayments.

If the subordinate percentage before the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain rating agency collateral performance requirements are satisfied), then the Group C-B Certificates will receive 50% of their pro rata share of principal prepayments.

Cross- Collateralization:

In certain limited circumstances, principal and interest collected from either of the loan group 1 and loan group 2 mortgage loans may be used to pay principal or interest, or both, to the Senior Certificates unrelated to that loan group.

Coverage for Excess Losses:

The Group C-B Certificates will provide limited protection to the classes of certificates of higher relative priority against (i) Special Hazard Losses in an initial amount expected to be up to approximately $[10,731,020], (ii) Bankruptcy Losses in an initial amount expected to be up to approximately $[100,000] and (iii) Fraud Losses in an initial amount expected to be up to approximately $[7,685,286].

Note: The above amounts apply to mortgage loans in both loan group 1 and loan group 2 collectively; consequently, disproportionately high special hazard, bankruptcy or fraud losses experienced by one loan group could adversely impact excess loss protection to unrelated Senior Certificates.

V.       SUMMARY TERMS

Series Name:	CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR17.

Depositor:	Credit Suisse First Boston Mortgage Securities Corp.

Seller and Servicer:	Washington Mutual Bank, FA.

Trustee:	Bank One, National Association.

Sole Underwriter:	Credit Suisse First Boston Corporation.

Cut-off Date:	April 1, 2002.

Pricing Date:	On or about April [24], 2002.

Closing Date:	On or about April [29], 2002.

Settlement Date:	On or about April 30, 2002.

Offered Certificates:

Class 1-A-1 Certificates (the “Group 1 Certificates”);

Class 2-A-1 Certificates (the “Group 2 Certificates”);

Class 1-X and Class 2-X Certificates (together, the “IO Certificates”);

Class 2-R Certificates (and together with the Group 1, Group 2 and IO Certificates, the “Senior Certificates”); and

Class C-B-1, Class C-B-2 and Class C-B-3 Certificates (and together with the Senior Certificates, the “Offered Certificates”).

Privately Offered Certificates:	Class C-B-4, Class C-B-5 and Class C-B-6 Certificates (and together with the Class C-B-1, Class C-B-2 and Class C-B-3 Certificates, the “Group C-B Certificates”).

Distribution Dates:	The 19th day of each month or, if such day is not a business day, then the next succeeding business day, beginning in May 2002.

Accrual Periods:	For any distribution date, the offered certificates accrue on a 30/360 basis during the calendar month immediately preceding that distribution date.

Delay Days:	18 day delay.

Optional Redemption:

On any distribution date on or after which the aggregate unpaid principal balance of the loan group 1 and loan group 2 mortgage loans is less than or equal to 1% of the aggregate unpaid principal balance of the mortgage loans as of the Cut-off Date, the Servicer will have the option to purchase the mortgage loans.

Pricing Speed:	40% CPR.

Certificate Ratings:	The Offered Certificates are expected to be rated by Moody's Investors Service (“Moody's”) and Standard & Poor's Rating Services (“S&P”), with the ratings indicated in Section I. Above.

Registration:

Delivery of the Offered Certificates (except for the Class 2-R Certificates) will be made available through the book-entry facilities of The Depository Trust Company, Clearstream Luxembourg and the Euroclear System.

V.      SUMMARY TERMS (continued)

ERISA Eligibility:

Prior to the Group 1 Auction Distribution Date, ERISA-subject benefit plans may invest in the Class 1-A-1 Certificates only if the acquisition and holding are eligible for the exemptive relief available under PTCE 84-14, 90-1, 91-38, 95-60 or 96-23. The Class 2-A-1 Certificates, the IO Certificates and Class C-B-1, C-B-2 and C-B-3 Certificates are expected to be ERISA eligible.

Federal Tax Treatment:	The trust will make one or more REMIC elections.

Principal and Interest Advancing:	The Servicer will make cash advances with respect to delinquent scheduled payments of principal and interest on any Mortgage Loan to the extent they are deemed recoverable.

Compensating Interest:

The Servicer will provide compensating interest for prepayment interest shortfalls in an amount equal to the least of (i) prepayment interest shortfalls resulting from prepayments in full during the preceding calendar month, (ii) one-twelfth of 0.25% of the principal balance of the mortgage loans immediately preceding such distribution date and (iii) the sum of the servicing fee payable to the servicer in respect of its servicing activities and reinvestment income received by the servicer on amounts payable with respect to such distribution.

Mortgage Loans:

The aggregate principal balance as of the Cut-off Date of the mortgage pool is approximately $384,264,292 and consists of approximately 1,007 seasoned, adjustable rate mortgage loans (with an initial fixed rate period of five years) secured by first liens on residential properties with original terms of not more than 40 years. After the initial fixed rate period, the interest rate and payment for all of the mortgage loans adjust annually based on an index plus a margin. The index used for substantially all of the mortgage loans is the 12-month moving average yield on U.S. Treasury Securities adjusted to a constant maturity of one year (“One-Year MTA”).

The mortgage pool consists of two mortgage loan groups. Loan group 1 consists of approximately 201 mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $70,829,322. Each of the mortgage loans in loan group 1 has a next reset date within the next 21 months inclusive. The Group 1 Certificates correspond to loan group 1.

Loan group 2 consists of approximately 806 mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $313,434,970. Each of the mortgage loans in loan group 2 has a next reset date after the next 19 months. The Group 2 Certificates correspond to loan group 2.

None of the mortgage loans provide for negative amortization. For further collateral information, see "Collateral Summary" and "Collateral Details" herein.

SMMEA:	The Group 1, Group 2, IO and Class C-B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

V.       SUMMARY TERMS (continued)

Priority of Distributions:

Distribution will in general be made for the related group in the order and priority as follows:

1. First, to the related Senior Certificates, pro rata, accrued and unpaid interest at their respective interest rates on their respective Class Principal or Notional Balances;

2. Second, to the related Senior Certificates, as principal, the Senior Principal Distribution amount as described below under the heading "Distributions of Principal";

3. Next, to each class of Group C-B Certificates, interest and then principal in increasing order of numerical class designation; and

4. Then, to the Class 2-R Certificates, the remainder (which is expected to be zero).

Distribution of Principal:

On each distribution date, an amount up to the amount of the Group 1 Senior Principal Distribution Amount for that distribution date, will be distributed as principal to the Class 1-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount up to the amount of the Group 2 Senior Principal Distribution Amount for that distribution date, will be distributed as principal, sequentially, as follows:

1.	First, to the Class 2-R Certificates, until the Class Principal Balance of the Class 2-R Certificates has been reduced to zero; and

2.	Then, to the Class 2-A-1, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount, up to the amount of the Subordinate Principal Distribution Amount for that distribution date, will be distributed as principal, to the Group C-B Certificates, to the extent remaining after distribution of interest and principal to the Senior Certificates. Each class of Group C-B Certificates will be entitled to receive its pro rata share, based on its respective class principal balance, of the Subordinate Principal Distribution Amount.

Distributions of principal of the subordinate certificates will be made on each distribution date sequentially in the order of their numerical class designation, beginning with the Class C-B-1 Certificates, until each class of subordinate certificates has received its respective pro rata share of the Subordinate Principal Distribution Amount for that distribution date.

VI.       COLLATERAL DETAILS

Stratification                            Group 1         Group 2            Total

Total Pool
----------
Number of Loans                                201             806             1007
Aggregate Unpaid Principal Balance   70,829,322.73  313,434,969.99   384,264,292.72
Percent of Total                            18.43%          81.57%          100.00%
Average Unpaid Principal Balance        352,384.69      388,877.13       381,593.14
Minimum Unpaid Principal Balance         41,509.54        4,848.67         4,848.67
Maximum Unpaid Principal Balance      1,445,084.70    2,203,835.74     2,203,835.74

Weighted Averages
-----------------
Gross Coupon                6.991%          7.057%           7.044%
Net Coupon                  6.491%          6.557%           6.544%
Original Term(months)          363             366              365
Stated Remaining Term to
  Maturity(months)             318             332              329
Original Loan to Value      72.01%          71.99%           71.99%
Current Loan to Value       67.52%          68.92%           68.66%
Credit Score                   734             721              724
Gross Margin                2.881%          2.910%           2.904%
Net Margin                  2.381%          2.410%           2.404%
Rate Cap at First Adjustmen     2%              2%               2%
Periodic Rate Cap               2%              2%               2%
Maximum Interest Rate      11.052%         11.226%          11.194%
Months to Roll                  15              26               24
Seasoning (months)              45              34               36

Index Type
----------
Treasury - 1 Year           6.62%           0.40%            1.55%
1 Year MTA                 93.38%          99.60%           98.45%

Loan Type
---------
5/1 Hybrid                 100.00%         100.00%          100.00%

Principal Balance
-----------------
0.01 - 100,000.00           0.18%           0.08%            0.10%
100,000.01 - 200,000.00     0.54%           0.37%            0.40%
200,000.01 - 300,000.00    37.69%          23.16%           25.84%
300,000.01 - 400,000.00    26.09%          30.37%           29.58%
400,000.01 - 500,000.00    11.82%          16.18%           15.37%
500,000.01 - 600,000.00     6.20%           8.51%            8.08%
600,000.01 - 700,000.00     3.64%           5.38%            5.06%
700,000.01 - 800,000.00     3.14%           3.77%            3.65%
800,000.01 - 900,000.00     2.30%           3.57%            3.34%
900,000.01 - 1,000,000.00   1.33%           5.50%            4.73%
1,000,000.01 -1,100,000.00 1.49%           0.35%            0.56%
1,100,000.01 -1,200,000.00 0.00%           0.38%            0.31%
1,200,000.01 >=             5.59%           2.39%            2.98%

State
-----
California                 100.00%         100.00%          100.00%

VI.       COLLATERAL DETAILS (continued)

Stratification             Group 1         Group 2            Total

Gross Rate
----------
5.751 - 6.000               0.34%           0.68%            0.62%
6.001 - 6.250               0.59%           3.87%            3.26%
6.251 - 6.500               6.75%           8.24%            7.96%
6.501 - 6.750              20.85%          17.85%           18.40%
6.751 - 7.000              31.17%          21.45%           23.24%
7.001 - 7.250              28.12%          18.22%           20.04%
7.251 - 7.500               5.15%          16.29%           14.24%
7.501 - 7.750               5.90%           8.92%            8.36%
7.751 - 8.000               1.12%           3.52%            3.08%
8.001 - 8.250               0.00%           0.57%            0.46%
8.251 - 8.500               0.00%           0.40%            0.33%

Gross Margin
------------
2.501 - 2.750               3.19%           0.40%            0.91%
2.751 - 3.000              94.98%          92.99%           93.35%
3.251 - 3.500               1.83%           6.61%            5.73%

Maximum Rate
------------
10.501 - 10.750            33.27%           0.00%            6.13%
10.751 - 11.000            54.60%          71.82%           68.65%
11.001 - 11.250             0.35%           0.00%            0.06%
11.251 - 11.500             1.48%           4.33%            3.81%
11.751 - 12.000             0.92%          21.07%           17.36%
12.001 - 12.250             2.25%           0.13%            0.52%
12.251 - 12.500             2.74%           2.55%            2.59%
12.501 - 12.750             2.50%           0.08%            0.53%
12.751 - 13.000             1.15%           0.00%            0.21%
13.001 - 13.250             0.74%           0.00%            0.14%

Credit Score
------------
Not Supplied                0.73%           0.91%            0.88%
<=550                       1.11%           1.00%            1.02%
551 - 579                   0.74%           0.90%            0.87%
580 - 619                   1.12%           2.92%            2.59%
620 - 659                   3.41%           8.31%            7.40%
660 - 699                  16.15%          17.78%           17.48%
700 - 729                  20.41%          19.14%           19.37%
730 >=                     56.32%          49.05%           50.39%

Property Type
-------------
Single Family Residence    87.27%          86.83%           86.91%
Townhouse                      0%           0.63%            0.52%
Condo                       9.89%           8.82%            9.02%
2-4 Family                  2.48%           3.72%            3.49%
PUD                         0.36%           0.00%            0.07%

VI.       COLLATERAL DETAILS (continued)

Stratification             Group 1         Group 2            Total

Occupancy
---------
Primary                    98.82%          96.27%           96.74%
Second Home                 0.44%           0.92%            0.83%
Investment                  0.74%           2.80%            2.42%

Loan Purpose
------------
Purchase                   56.12%          61.48%           60.49%
Refinance - Rate Term      11.09%          11.20%           11.18%
Refinance - Cashout        32.79%          27.33%           28.33%

Original Loan to Value Ratio
----------------------------
<= 50.000                   5.91%           6.81%            6.65%
50.001 - 55.000             2.34%           2.31%            2.32%
55.001 - 60.000             3.44%           5.02%            4.73%
60.001 - 65.000             6.88%           8.53%            8.23%
65.001 - 70.000            19.14%          13.93%           14.89%
70.001 - 75.000            28.65%          25.91%           26.41%
75.001 - 80.000            28.43%          29.49%           29.29%
80.001 - 85.000             0.39%           0.08%            0.14%
85.001 - 90.000             3.48%           5.82%            5.39%
90.001 - 95.000             1.34%           2.09%            1.95%

Current Loan to Value Ratio
---------------------------
<= 50.000                   8.82%           8.52%            8.57%
50.001 - 55.000             1.51%           3.04%            2.76%
55.001 - 60.000             5.49%           6.08%            5.97%
60.001 - 65.000            11.55%          11.25%           11.30%
65.001 - 70.000            19.23%          12.33%           13.60%
70.001 - 75.000            27.37%          24.68%           25.18%
75.001 - 80.000            21.60%          26.53%           25.62%
80.001 - 85.000             0.91%           1.20%            1.15%
85.001 - 90.000             2.57%           4.83%            4.41%
90.001 - 95.000             0.95%           1.54%            1.43%

VI.       COLLATERAL DETAILS (continued)

Stratification             Group 1         Group 2            Total

Months to First Rate Adjustment
-------------------------------
9 Months                    1.98%           0.00%            0.36%
10 Months                   2.66%           0.00%            0.49%
11 Months                   2.84%           0.00%            0.52%
12 Months                  12.32%           0.00%            2.27%
13 Months                  10.75%           0.00%            1.98%
14 Months                  11.69%           0.00%            2.15%
15 Months                  10.40%           0.00%            1.92%
16 Months                  15.96%           0.00%            2.94%
17 Months                  13.27%           0.00%            2.45%
18 Months                  14.71%           0.00%            2.71%
19 Months                   0.00%           5.69%            4.64%
20 Months                   1.39%           4.51%            3.93%
21 Months                   2.03%           5.14%            4.57%
22 Months                   0.00%           3.30%            2.69%
23 Months                   0.00%           6.79%            5.54%
24 Months                   0.00%           5.36%            4.37%
25 Months                   0.00%           7.47%            6.09%
26 Months                   0.00%           7.29%            5.94%
27 Months                   0.00%           6.71%            5.47%
28 Months                   0.00%           9.87%            8.05%
29 Months                   0.00%           9.39%            7.66%
30 Months                   0.00%           5.77%            4.71%
31 Months                   0.00%          22.70%           18.52%

Documentation Type
------------------
Unknown                     4.56%           0.40%            1.17%
Full                       56.53%          30.41%           35.22%
Low                        38.91%          68.78%           63.27%
Streamline                  0.00%           0.41%            0.34%

Original Term (months)
----------------------
<= 180                      0.39%           0.00%            0.07%
321 - 360                  96.79%          95.41%           95.66%
361 - 480                   2.82%           4.59%            4.27%

Stated Remaining Term to Maturity (months)
------------------------------------------
<= 180                        0.39%           0.00%            0.07%
281 - 320                    94.76%           9.13%           24.91%
321 - 360                     2.03%          86.28%           70.75%
361 - 480                     2.82%           4.59%            4.27%

Seasoning (months)
------------------
26 - 30                     0.00%          28.48%           23.23%
31 - 35                     0.00%          40.73%           33.22%
36 - 40                     3.42%          25.10%           21.11%
41 - 45                    54.34%           5.69%           14.66%
46 - 50                    40.26%           0.00%            7.42%
51 - 55                     1.98%           0.00%            0.36%

CSFB-2002-AR17-NEW - Price/Yield - 1A1	CSFB-2002-AR17-CLASS - 1A1

Balance	$68,810,000.00	Delay	18	*Formula	if curmonth le 15 then min (4.45, #netrate1) else #netrate1
Coupon*	4.45	Dated	4/1/02
Settle	4/30/02	First Payment	5/19/02	RUN TO THE MANDATORY AUCTION IN MONTH 15

Price	20 CPR	25 CPR	30 CPR	35 CPR	40 CPR	45 CPR	50 CPR	55 CPR	60 CPR	70 CPR
100-23	3.567	3.532	3.493	3.451	3.404	3.352	3.293	3.226	3.149	2.954	Yield
100-23	75	76	76	76	76	75	74	72	69	60	Spread
100-24	3.536	3.5	3.461	3.417	3.369	3.315	3.254	3.185	3.105	2.904	Yield
100-24	71	72	73	73	72	72	70	68	65	55	Spread
100-25	3.506	3.468	3.428	3.383	3.333	3.277	3.214	3.143	3.061	2.853	Yield
100-25	68	69	70	69	69	68	66	64	60	50	Spread
100-26	3.475	3.437	3.395	3.349	3.297	3.24	3.175	3.102	3.017	2.803	Yield
100-26	65	66	66	66	65	64	62	60	56	45	Spread
100-27	3.445	3.405	3.362	3.314	3.261	3.202	3.136	3.06	2.973	2.752	Yield
100-27	62	63	63	63	62	60	58	55	52	39	Spread
100-28	3.414	3.374	3.329	3.28	3.226	3.165	3.096	3.019	2.929	2.702	Yield
100-28	59	60	60	59	58	57	54	51	47	34	Spread**
100-29	3.384	3.342	3.296	3.246	3.19	3.127	3.057	2.977	2.885	2.652	Yield
100-29	56	57	56	56	55	53	50	47	43	29	Spread
100-30	3.354	3.311	3.264	3.212	3.154	3.09	3.018	2.936	2.841	2.602	Yield
100-30	53	53	53	52	51	49	46	43	38	24	Spread
100-31	3.323	3.279	3.231	3.178	3.119	3.053	2.978	2.894	2.797	2.551	Yield
100-31	50	50	50	49	47	45	43	39	34	19	Spread
101-00	3.293	3.248	3.198	3.144	3.083	3.015	2.939	2.853	2.754	2.501	Yield
101-00	47	47	47	46	44	42	39	35	30	14	Spread
101-01	3.263	3.216	3.166	3.11	3.048	2.978	2.9	2.812	2.71	2.451	Yield
101-01	44	44	43	42	40	38	35	31	25	9	Spread

WAL	1.06	1.02	0.98	0.94	0.9	0.86	0.81	0.77	0.72	0.63
Mod Durn	1.02	0.98	0.94	0.9	0.87	0.83	0.79	0.74	0.7	0.61
Principal Window	May02-Jul03	May02-Jul03	May02-Jul03	May02-Jul03	May02-Jul03	May02-Jul03	May02-Jul03	May02-Jul03	May02-Jul03	May02-Jul03
Accrued Interest	246664.74	246664.74	246664.74	246664.74	246664.74	246664.74	246664.74	246664.74	246664.74	246664.74

CMT_1YR	2.39	2.39	2.39	2.39	2.39	2.39	2.39	2.39	2.39	2.39
MTA	2.912	2.912	2.912	2.912	2.912	2.912	2.912	2.912	2.912	2.912

SWAPS	Mat .25YR 0.5YR 1YR 1.5YR 2YR 3YR 4YR 5YR Yld 2.017 2.217 2.754 3.336 3.766 4.379 4.778 5.057

T	Mat 1YR 2YR 5YR 10YR 30YR Yld 2.39 3.305 4.499 5.171 5.672

**SPREADS SHOWN ARE TO THE INTERPOLATED EDSF/SWAP CURVE

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

CSFB-2002-AR17-NEW - Price/Yield - 2A1	CSFB-2002-AR17-CLASS - 2A1(PT)

Balance	$304,502,000.00	Delay	18	*Formula	if curmonth le 24 then #netrate12 - 1.16 else #netrate2 - 0.1
Coupon*	5.3965	Dated	4/1/2002
Settle	4/30/2002	First Payment	5/19/2002	RUN TO BALLOON IN MO. 26

Price	10 CPR	20 CPR	30 CPR	40 CPR	45 CPR	50 CPR	55 CPR	70 CPR	75 CPR	80 CPR
100-27	4.848	4.766	4.665	4.541	4.469	4.386	4.291	3.904	3.72	3.483	Yield
100-27	118	128	137	147	151	153	154	142	132	117	Spread
100-28	4.831	4.746	4.642	4.516	4.441	4.356	4.259	3.861	3.672	3.428	Yield
100-28	116	126	135	145	148	150	150	138	128	112	Spread
100-29	4.813	4.726	4.62	4.49	4.413	4.326	4.226	3.818	3.624	3.374	Yield
100-29	115	124	132	142	145	147	147	133	123	107	Spread
100-30	4.795	4.706	4.597	4.464	4.385	4.296	4.194	3.775	3.576	3.319	Yield
100-30	113	122	130	139	142	144	144	129	118	101	Spread
100-31	4.778	4.686	4.575	4.438	4.358	4.266	4.161	3.732	3.528	3.265	Yield
100-31	111	120	128	137	140	141	141	125	113	96	Spread
101-00	4.76	4.666	4.552	4.412	4.33	4.236	4.129	3.689	3.48	3.21	Yield
101-00	109	118	126	134	137	138	137	121	108	90	Spread**
101-01	4.742	4.647	4.53	4.387	4.302	4.206	4.096	3.646	3.432	3.156	Yield
101-01	108	116	123	132	134	135	134	116	104	85	Spread
101-02	4.725	4.627	4.508	4.361	4.274	4.176	4.064	3.603	3.384	3.102	Yield
101-02	106	114	121	129	131	132	131	112	99	79	Spread
101-03	4.707	4.607	4.485	4.335	4.247	4.147	4.031	3.56	3.336	3.047	Yield
101-03	104	112	119	126	128	129	128	108	94	74	Spread
101-04	4.69	4.587	4.463	4.309	4.219	4.117	3.999	3.517	3.288	2.993	Yield
101-04	102	110	117	124	126	126	124	103	89	68	Spread
101-05	4.672	4.567	4.44	4.284	4.191	4.087	3.967	3.474	3.24	2.939	Yield
101-05	101	108	114	121	123	123	121	99	84	63	Spread

WAL	1.88	1.67	1.47	1.27	1.18	1.09	1	0.75	0.67	0.59
Mod Durn	1.75	1.55	1.37	1.2	1.11	1.03	0.95	0.72	0.64	0.57
Principal Window	May02 - Jun04	May02 - Jun04	May02 - Jun04	May02 - Jun04	May02 - Jun04	May02 - Jun04	May02 - Jun04	May02 - Jun04	May02 - Jun04	May02 - Jun04
Accrued Interest	1323728.64	1323728.64	1323728.64	1323728.64	1323728.64	1323728.64	1323728.64	1323728.64	1323728.64	1323728.64

CMT_1YR	2.39	2.39	2.39	2.39	2.39	2.39	2.39	2.39	2.39	2.39
MTA	2.912	2.912	2.912	2.912	2.912	2.912	2.912	2.912	2.912	2.912

SWAPS	Mat .25YR 0.5YR 1YR 1.5YR 2YR 3YR 4YR 5YR Yld 2.017 2.217 2.754 3.336 3.766 4.379 4.778 5.057

T	Mat 1YR 2YR 5YR 10YR 30YR Yld 2.39 3.305 4.499 5.171 5.672

**SPREADS SHOWN ARE TO THE INTERPOLATED EDSF/SWAP CURVE

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

CSFB-2002-AR17-MG1 - Price/Yield - CB1	CSFB-2002-AR17-CLASS CB1

Balance	$5,380,000.00	Delay	18
Coupon*	6.5445	Dated	4/1/2002
Settle	4/30/2002	First Payment	5/19/2002	RUN TO MATURITY
Price   20 CPR   25 CPR  30 CPR  35 CPR  40 CPR  45 CPR  50 CPR  55 CPR   60 CPR 70 CPR
101-05  5.533    5.559   5.58    5.597   5.61    5.614   5.619   5.611    5.603  5.537 Yield
101-05  262      265     267     269     270     270     271     270      269    263 Spread
101-08  5.515    5.539   5.557   5.572   5.581   5.583   5.585   5.574    5.562  5.487 Yield
101-08  260      263     265     266     267     267     267     266      265    258 Spread
101-11  5.498    5.518   5.535   5.547   5.553   5.552   5.551   5.537    5.522  5.437 Yield
101-11  259      261     262     263     264     264     264     262      261    253 Spread
101-14  5.48     5.498   5.512   5.521   5.525   5.521   5.517   5.5      5.481  5.387 Yield
101-14  257      259     260     261     261     261     261     259      257    248 Spread
101-17  5.463    5.478   5.489   5.496   5.497   5.49    5.484   5.462    5.441  5.337 Yield
101-17  255      257     258     258     259     258     257     255      253    243 Spread
101-20  5.445    5.458   5.467   5.471   5.469   5.459   5.45    5.425    5.401  5.287 Yield
101-20  253      255     255     256     256     255     254     251      249    238 Spread**
101-23  5.428    5.438   5.444   5.445   5.441   5.427   5.417   5.388    5.36   5.238 Yield
101-23  252      253     253     253     253     252     250     248      245    233 Spread
101-26  5.411    5.418   5.421   5.42    5.413   5.396   5.383   5.351    5.32   5.188 Yield
101-26  250      251     251     251     250     248     247     244      241    228 Spread
101-29  5.393    5.397   5.399   5.395   5.386   5.366   5.35    5.314    5.28   5.138 Yield
101-29  248      249     249     248     247     245     244     240      237    223 Spread
102-00  5.376    5.377   5.376   5.37    5.358   5.335   5.316   5.277    5.24   5.089 Yield
102-00  246      247     246     246     245     242     240     237      233    218 Spread
102-03  5.359    5.357   5.354   5.345   5.33    5.304   5.283   5.241    5.2    5.039 Yield
102-03  245      245     244     243     242     239     237     233      229    213 Spread

WAL        6.91     5.74     4.98     4.37    3.89     3.45     3.15    2.83     2.58     2.05
Mod Durn   5.28     4.55     4.05     3.63    3.28     2.95     2.73    2.48     2.28     1.84
Principal  May02-   May02-   May02-   May02-  May02-   May02-   May02-  May02-   May02-   May02-
 Window    Jul30    Jul30    Jul30    Jul30   May30    Jun30    Apr30   Nov29    Sep27    Jul22
Accrued
 Interest  28363.1  28363.1  28363.1  28363.1 28363.1  28363.1  28363.1 28363.1  28363.1  28363.1

CMT_1YR	2.39	2.39	2.39	2.39	2.39	2.39	2.39	2.39	2.39	2.39
MTA	2.912	2.912	2.912	2.912	2.912	2.912	2.912	2.912	2.912	2.912

SWAPS	Mat .25YR 0.5YR 1YR 1.5YR 2YR 3YR 4YR 5YR Yld 2.017 2.217 2.754 3.336 3.766 4.379 4.778 5.057

T	Mat 1YR 2YR 5YR 10YR 30YR Yld 2.39 3.305 4.499 5.171 5.672

**SPREADS SHOWN ARE TO THE INDICATED MTA INDEX

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

CSFB-2002-AR17-MG1 - Price/Yield - CB2	CSFB-2002-AR17-CLASS CB2

Balance	$2,498,000.00	Delay	18
Coupon*	6.5445	Dated	4/1/2002
Settle	4/30/2002	First Payment	5/19/2002	RUN TO MATURITY
Price    20 CPR   25 CPR   30 CPR   35 CPR   40 CPR   45 CPR    50 CPR   55 CPR   60 CPR  70 CPR
100-06   5.715    5.77     5.818    5.862    5.902    5.94      5.971    6        6.025   6.06 Yield
100-06   280      286      291      295      299      303       306      309      311     315 Spread
100-09   5.697    5.749    5.794    5.836    5.874    5.908     5.936    5.962    5.984   6.009 Yield
100-09   279      284      288      292      296      300       302      305      307     310 Spread
100-12   5.679    5.729    5.771    5.811    5.845    5.877     5.902    5.924    5.943   5.958 Yield
100-12   277      282      286      290      293      296       299      301      303     305 Spread
100-15   5.662    5.708    5.748    5.785    5.817    5.845     5.868    5.887    5.902   5.908 Yield
100-15   275      280      284      287      291      293       296      297      299     300 Spread
100-18   5.644    5.688    5.725    5.759    5.789    5.813     5.834    5.849    5.861   5.857 Yield
100-18   273      278      281      285      288      290       292      294      295     294 Spread
100-21   5.626    5.667    5.702    5.734    5.76     5.782     5.8      5.811    5.82    5.806 Yield
100-21   271      276      279      282      285      287       289      290      291     289 Spread**
100-24   5.609    5.647    5.679    5.708    5.732    5.75      5.766    5.774    5.779   5.756 Yield
100-24   270      274      277      280      282      284       285      286      287     284 Spread
100-27   5.591    5.627    5.656    5.682    5.704    5.719     5.732    5.736    5.738   5.705 Yield
100-27   268      271      274      277      279      281       282      282      283     279 Spread
100-30   5.574    5.606    5.634    5.657    5.675    5.688     5.698    5.699    5.698   5.655 Yield
100-30   266      269      272      274      276      278       279      279      279     274 Spread
101-01   5.556    5.586    5.611    5.631    5.647    5.656     5.664    5.661    5.657   5.604 Yield
101-01   264      267      270      272      274      274       275      275      274     269 Spread
101-04   5.538    5.566    5.588    5.606    5.619    5.625     5.63     5.624    5.616   5.554 Yield
101-04   263      265      268      269      271      271       272      271      270     264 Spread

WAL        6.91      5.74      4.98      4.37       3.89      3.45      3.15      2.83      2.58     2.05
Mod Durn   5.25      4.53      4.03      3.62       3.27      2.94      2.72      2.46      2.27     1.83
Principal  May02-    May02-    May02-    May02-     May02-    May02-    May02-    May02-    May02-   May02-
 Window    Jul30     Jul30     Jul30     Jul30      May30     Jun30     Mar30     Jun29     Sep27    Jul22
Accrued    13169.34  13169.34  13169.34  13169.34   13169.34  13169.34  13169.34  13169.34  13169.34 13169.34
 Interest

CMT_1YR	2.39	2.39	2.39	2.39	2.39	2.39	2.39	2.39	2.39	2.39
MTA	2.912	2.912	2.912	2.912	2.912	2.912	2.912	2.912	2.912	2.912

SWAPS	Mat .25YR 0.5YR 1YR 1.5YR 2YR 3YR 4YR 5YR Yld 2.017 2.217 2.754 3.336 3.766 4.379 4.778 5.057

T	Mat 1YR 2YR 5YR 10YR 30YR Yld 2.39 3.305 4.499 5.171 5.672

**SPREADS SHOWN ARE TO THE INDICATED MTA INDEX

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

CSFB-2002-AR17-MG1 - Price/Yield - CB3	CSFB-2002-AR17-CLASS CB3

Balance	$1,152,000.00	Delay	18
Coupon*	6.5445	Dated	4/1/2002
Settle	4/30/2002	First Payment	5/19/2002	RUN TO MATURITY
Price   20 CPR  25 CPR   30 CPR   35 CPR   40 CPR   45 CPR   50 CPR  55 CPR    60 CPR  70 CPR
96-26   6.371   6.53     6.672    6.815    6.957    7.113    7.239   7.4       7.547   7.949 Yield
96-26   346     362      376      390      404      420      433     449       464     504  Spread
96-30   6.346   6.501    6.639    6.779    6.917    7.068    7.19    7.347     7.49    7.877 Yield
96-30   343     359      373      387      400      416      428     444       458     496  Spread
97-02   6.321   6.473    6.607    6.743    6.877    7.024    7.142   7.294     7.432   7.805 Yield
97-02   341     356      369      383      396      411      423     438       452     489  Spread
97-06   6.296   6.444    6.574    6.707    6.837    6.979    7.094   7.241     7.374   7.734 Yield
97-06   338     353      366      379      392      407      418     433       446     482  Spread
97-10   6.271   6.415    6.542    6.671    6.797    6.935    7.047   7.188     7.317   7.662 Yield
97-10   336     350      363      376      389      402      413     428       440     475  Spread
97-14   6.247   6.387    6.51     6.635    6.757    6.891    6.999   7.136     7.259   7.591 Yield
97-14   333     347      360      372      385      398      409     422       435     468  Spread**
97-18   6.222   6.358    6.478    6.599    6.718    6.847    6.951   7.083     7.202   7.52  Yield
97-18   331     345      357      369      381      393      404     417       429     461  Spread
97-22   6.197   6.329    6.446    6.563    6.678    6.803    6.904   7.03      7.145   7.449 Yield
97-22   329     342      353      365      377      389      399     412       423     454  Spread
97-26   6.173   6.301    6.414    6.528    6.639    6.759    6.856   6.978     7.088   7.378 Yield
97-26   326     339      350      362      373      385      394     407       418     447  Spread
97-30   6.148   6.273    6.382    6.492    6.599    6.715    6.809   6.925     7.031   7.307 Yield
97-30   324     336      347      358      369      380      390     401       412     440  Spread
98-02   6.124   6.244    6.35     6.456    6.56     6.671    6.761   6.873     6.974   7.237 Yield
98-02   321     333      344      354      365      376      385     396       406     432  Spread

WAL         6.91     5.74     4.98     4.37      3.89     3.45     3.15     2.83    2.58     2.05
Mod Durn    5.17     4.46     3.97     3.56      3.22     2.89     2.67     2.42    2.23     1.79
Principal   May02-   May02-   May02-   May02-    May02-   May02-   May02-   May02-  May02-   May02-
 Window     Jul30    Jul30    Jul30    Jul30     May30    Feb30    Jun29    Apr29   Jul27    Jun22
Accrued     6073.29  6073.29  6073.29  6073.29   6073.29  6073.29  6073.29  6073.29 6073.29  6073.29
 Interest

CMT_1YR	2.39	2.39	2.39	2.39	2.39	2.39	2.39	2.39	2.39	2.39
MTA	2.912	2.912	2.912	2.912	2.912	2.912	2.912	2.912	2.912	2.912

SWAPS	Mat .25YR 0.5YR 1YR 1.5YR 2YR 3YR 4YR 5YR Yld 2.017 2.217 2.754 3.336 3.766 4.379 4.778 5.057

T	Mat 1YR 2YR 5YR 10YR 30YR Yld 2.39 3.305 4.499 5.171 5.672

**SPREADS SHOWN ARE TO THE INDICATED MTA INDEX

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

VIII.      CONTACTS

ARMs TRADING DESK

CONTACT Brett Marvin Director Whole Loan ARM Trading Brian Bowes Vice President Whole Loan ARM Trading Brian Murphy Vice President Whole Loan ARM Structuring	PHONE 212-538-3831 212-538-3831 212-538-3734	FAX 212-743-5384 212-743-5385 212-743-5384	E-MAIL MAILTO:BRETT.MARVIN@CSFB.COM MAILTO:BRIAN.BOWES@CSFB.COM MAILTO:BRIAN.MURPHY.2@CSFB.COM

STRUCTURED FINANCE

CONTACT John P. Graham Director Kari Roberts Managing Director	PHONE 212-325-6201 212-325-7191	FAX 212-743-4683 212-743-5183	E-MAIL MAILTO:JOHN.P.GRAHAM@CSFB.COM MAILTO:KARI.ROBERTS@CSFB.COM

Collateral Analysis

CONTACT Josef Bittman Associate	PHONE 212-538-6611	FAX 212-325-8334	E-MAIL MAILTO:JOSEF.BITTMAN@CSFB.COM